SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 16, 2001
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3939	73-0311467
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kerr-McGee Center
Oklahoma City, Oklahoma	73125
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Item 5.	Other Events

On January 16, 2001, Kerr-McGee Corporation issued a press release announcing that it will hold a conference call on January 24, 2001, at 11:00 a.m. (EDT), to discuss its fourth-quarter 2000 financial and operating results, and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits 99.1 Press Release dated January 16, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(Deborah A. Kitchens)
Deborah A. Kitchens
Vice President and Controller

Dated: January 17, 2001

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated January 16, 2001.